UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 24, 2017 (May 19, 2017)

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aetna Inc.'s ("Aetna's" or the "Company's") Annual Meeting of Shareholders was held on May 19, 2017. Shareholders voted on the matters set forth below.

1. Election of Director nominees. Each of the nominees listed below was elected as a Director of Aetna until the next Annual Meeting and until their successors are duly elected and qualified based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fernando Aguirre	273,148,253	1,156,926	707,149	21,853,386
Mark T. Bertolini	262,397,135	10,875,306	1,739,887	21,853,386
Frank M. Clark	269,208,305	5,146,858	657,165	21,853,386
Betsy Z. Cohen	265,297,545	9,106,693	608,090	21,853,386
Molly J. Coye, M.D.	271,562,659	2,840,291	609,378	21,853,386
Roger N. Farah	269,959,509	4,376,453	676,366	21,853,386
Jeffrey E. Garten	265,901,807	8,440,142	670,379	21,853,386
Ellen M. Hancock	263,148,323	11,225,402	638,603	21,853,386
Richard J. Harrington	273,011,311	1,356,685	644,332	21,853,386
Edward J. Ludwig	265,688,941	8,681,806	641,581	21,853,386
Joseph P. Newhouse	267,340,303	7,021,545	650,480	21,853,386
Olympia J. Snowe	271,981,207	2,400,615	630,506	21,853,386

2. The proposal to approve the appointment of KPMG LLP as the Company's and its subsidiaries' independent registered public accounting firm for 2017 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
291,606,320	4,722,913	536,481	None

3. The proposal to approve an amendment to the Amended Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
263,079,570	11,320,662	612,096	21,853,386

4. The proposal to approve the Company's executive compensation on a non-binding advisory basis was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
234,075,311	40,015,045	921,972	21,853,386

5. The non-binding advisory vote on the frequency of the vote on executive compensation was voted on as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
200,511,417	1,906,844	60,522,795	5,377,474	28,547,184
The Company has considered the shareholder vote regarding the frequency of future shareholder advisory votes on the compensation of Aetna’s named executive officers and adopted the shareholders’ recommendation of an annual advisory vote on the compensation of Aetna's named executive officers until the next shareholder vote on this matter, which will occur no later than Aetna’s Annual Meeting of shareholders in 2023, or until the Board of Directors otherwise determines that a different frequency for such advisory vote would be in the best interests of Aetna’s shareholders.

6A. A shareholder proposal requesting the preparation of an annual report on Aetna's direct and indirect lobbying activities and expenditures was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,580,170	198,742,948	4,689,210	21,853,386

6B. A shareholder proposal requesting that the Company report annually to the board and shareholders with respect to the existence of a gender pay gap among the Company's employees and related matters was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,192,143	217,500,015	14,320,170	21,853,386

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report:

10.1     Amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 19, 2017.*

* Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: May 24, 2017	By:	/s/ Sharon A. Virag
Name: Sharon A. Virag
Title: Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Filing Method

10.1	Amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 19, 2017	Electronic